EXHIBIT 10.83

PROLOGIS, INC.

2020 LONG-TERM INCENTIVE PLAN

BONUS EXCHANGE

LTIP UNIT AWARD AGREEMENT

Name of the Grantee: [___________________] (the “Grantee”)

Grant Effective Date:  As determined under paragraph E of the Recitals

Date of Agreement:

RECITALS

A.The Grantee is an employee of Prologis, Inc. (the “Company”) or a “Related Company” as defined in the Prologis, Inc. 2020 Long-Term Incentive Plan (as amended and supplemented from time to time, the “Plan”) and provides services to Prologis, L.P., through which the Company conducts substantially all of its operations (the “Partnership”).  Unless otherwise provided herein, capitalized terms used in this Bonus Exchange LTIP Unit Award Agreement (the “Agreement”) shall have the meaning specified in the Plan.

B.  Pursuant to the Limited Partnership Agreement of the Partnership (as amended and supplemented from time to time, the “Partnership Agreement”), the Company, as general partner of the Partnership, hereby conditionally grants to the Grantee a Full Value Award under the Plan (referred to herein as an “Award”) in the form of, and by causing the Partnership to issue to the Grantee, the number of LTIP Units (as defined in the Partnership Agreement) determined in accordance with the Grantee’s Bonus Exchange Election [For No Premium/No Vesting: (in which the Grantee made a no premium/no vesting bonus exchange election)] [For Regular Election: (in which the Grantee made a premium/vesting bonus exchange election)] and as determined by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Award LTIP Units”), having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth in this Agreement and in the Partnership Agreement.  The Company will notify the Grantee of the number of Award LTIP Units granted by the Committee following the Grant Effective Date (as defined below) by sending the Grantee a Bonus Exchange LTIP Unit Award Notice (in substantially the form attached hereto as Exhibit B).

C.This Award represents the Grantee’s equity award received as part of the Company’s Bonus Exchange program earned in 202[_].

D.Upon the close of business on the Grant Effective Date, the Grantee shall receive an award of that number of LTIP Units determined as described in paragraph B and approved by the Committee, subject to the restrictions and conditions set forth herein, in the Plan, and in the Partnership Agreement.

E.This Award and the grant of Award LTIP Units pursuant to this Agreement are specifically conditioned on the approval by the Committee of the Award and the number of Award LTIP Units subject to this Agreement.  The “Grant Effective Date” shall be the date on which this Award and the number of Award LTIP Units is approved by the Committee.  Notwithstanding the foregoing or any other provision of this Agreement, this Agreement shall become effective only upon approval of the Award by the Committee and if the Committee does not approve this Award within the first calendar quarter of the calendar year following the year in which the Date of Agreement (as set forth above) occurs (the last date of such calendar quarter, the “Last Approval Date”) this Agreement shall immediately terminate upon the Last Approval Date without action of any person. For the avoidance of doubt, if the Grantee’s Termination Date occurs for any reason prior to the date on which the Grant Effective Date occurs, this Agreement shall immediately terminate upon the Termination Date without action of any person.

NOW, THEREFORE, the Company, the Partnership and the Grantee agree as follows:

1.Effectiveness of Award.  As of the Grant Effective Date, the Grantee shall be admitted as a partner of the Partnership with beneficial ownership of the Award LTIP Units by (i) signing and delivering to the Partnership a copy of this Agreement, (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A), and (iii) making a Capital Contribution (as defined in the Partnership Agreement) to the Partnership, in cash, in the amount of $0.01 per Award LTIP Unit (the “Per Unit Contribution”).  Upon satisfaction of the foregoing requirements and execution of this Agreement by the Grantee, the Partnership and the Company, the books and records of the Partnership maintained by the General Partner shall reflect the issuance to the Grantee of the Award LTIP Units.  Thereupon, the Grantee shall have all the rights of a Limited Partner (as defined in the Partnership Agreement) of the Partnership with respect to a number of LTIP Units equal to the number of Award LTIP Units, subject, however, to the restrictions and conditions specified in Section 2 below and elsewhere herein.  The LTIP Units are uncertificated securities of the Partnership and upon the Grantee’s request the General Partner shall confirm the number of LTIP Units issued to the Grantee.

2.Vesting and Forfeiture of Award LTIP Units.

(a)[For No Premium/No Vesting: The Award LTIP Units shall be vested as of the Grant Effective Date.] [For Regular Election: Subject to Section 11 hereof, and subsection 4.3 of the Plan, the Award LTIP Units will vest as to the number of Award LTIP Units, and on the dates, set forth in the Bonus Exchange LTIP Unit Award Notice (each such date a “Vesting Date”) provided that the Grantee’s Termination Date has not occurred as of the applicable Vesting Date; provided, however, that if the Grantee’s Termination Date occurs by reason of death or Disability after the Grant Effective Date, then any unvested Award LTIP Units shall vest immediately on the Termination Date and the Termination Date shall be the “Vesting Date” for purposes of this Agreement.  All Award LTIP Units that are not vested on or before the Grantee’s Termination Date shall thereupon, and with no further action and at no cost to the Company, be immediately forfeited by the Grantee and the Grantee shall have no further rights with respect to such Award LTIP Units (including the right to vest in such Award LTIP Units).  For the avoidance of doubt, the Award LTIP Units shall not vest solely as a result of the

Grantee’s satisfaction of eligibility conditions for retirement or as the result of the Grantee’s termination of employment or service as a result of retirement (whether as defined in the Plan or for any other purpose)].

(b)Notwithstanding anything to the contrary set forth in this Agreement, this Award is subject to the Recoupment Policy set forth in the Prologis Governance Guidelines as in effect from time to time, any other clawback or recoupment policies that are adopted by the Company, and the provisions of the Plan relating to recoupment, misconduct and good standing.

(c)For purposes of this Award, the Committee shall have the exclusive discretion to determine Grantee’s Termination Date.

3.Distributions.  The Grantee shall be entitled to receive distributions with respect to the Award LTIP Units to the extent provided for in the Partnership Agreement as follows:

(a)The Award LTIP Units are hereby designated as regular “LTIP Units.”

(b)The LTIP Unit Distribution Participation Date (as defined in the Partnership Agreement) with respect to the Award LTIP Units is the Grant Effective Date.

(c)All distributions paid with respect to the Award LTIP Units shall be fully vested and non-forfeitable when paid, whether or not the Award LTIP Units have been earned based on performance or have become vested based on continued employment as provided in Section 2 hereof.

4.Rights with Respect to Award LTIP Units.  Without duplication with the provisions of Section 4 of the Plan or Section 1.14 of Exhibit K to the Partnership Agreement, if(i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or capital stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, or any distribution to holders of Stock, other than ordinary cash dividends, shall occur, or (iii) any other event shall occur which, in each case in the judgment of the Committee, necessitates action by way of adjusting the terms of this Award, then and in that event, the Committee may take such action, if any, as it determines to be reasonably required to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, but not limited to, substitution of other awards under the Plan.

5.Incorporation of the Plan; Interpretation by Committee.  This Agreement is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan.  In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.  The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate.  Without limiting the generality of the foregoing, the Committee may interpret  the Plan and this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law.  In the event of any dispute or disagreement as to interpretation of the Plan or this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan or this Agreement, the decision of the Committee shall be final and binding upon all persons.

6.Restrictions on Transfer.

(a)Except as otherwise permitted by the Committee, none of the Award LTIP Units granted hereunder nor any of the common units of the Partnership into which such Award LTIP Units may be converted (the “Award Common Units”) shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, or encumbered, whether voluntarily or by operation of law (each such action a “Transfer”) and right to Redemption (as defined in the Partnership Agreement) may not be exercised until such Award LTIP Units have vested pursuant to Section 2 hereof; provided, however, that Award LTIP Units may be Transferred prior to such date in accordance with Section 6.5 of the Plan, so long as the Transferee agrees in writing with the Company and the Partnership to be bound by all the terms and conditions of this Agreement and the Partnership Agreement and that subsequent Transfers shall be prohibited except those in accordance with this Section 6.

(b)The right to Redemption may be exercised with respect to Award Common Units, and Award Common Units may be Transferred to the Partnership or the Company in connection with the exercise thereof, in accordance with and to the extent otherwise permitted by the terms of the Partnership Agreement.  Notwithstanding the foregoing, without the consent of the General Partner, the right to Redemption shall not be exercisable with respect to any Award Common Units until two (2) years after the Grant Effective Date; provided however, that the foregoing restriction shall not apply (i) if the right of Redemption is exercised in connection with a Change in Control or (ii) in connection with an LTIP Unit Forced Conversion in connection with a Capital Transaction as described in the Partnership Agreement.

(c)Additionally, all Transfers of Award LTIP Units or Award Common Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act (as defined in the Partnership Agreement)) and the applicable terms and conditions of the Partnership Agreement.  In connection with any Transfer of Award LTIP Units or Award Common Units, the Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act).

(d)Any attempted Transfer of Award LTIP Units or Award Common Units not in accordance with the terms and conditions of this Section 6 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any Award LTIP Units or Award Common Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units or Award Common Units.

(e)This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.Legend.  The books and records of the Partnership or other documentation evidencing the Award LTIP Units shall bear an appropriate legend or notation, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership Agreement.

8.Tax Matters; Section 83(b) Election.  The Grantee hereby agrees to make an election (an “83(b) Election”) to include in gross income in the year of transfer the unvested Award LTIP Units hereunder pursuant to and in accordance with the requirements of Section 83(b) of the Code substantially in the form attached hereto as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder. The Grantee shall provide a copy of the Section 83(b) Election to the Company. In no event shall the Grantee make an 83(b) Election with respect to the Award prior to the Grant Effective Date.

9.Withholding and Taxes.

(a)The Grantee acknowledges that, regardless of any action taken by the Company or the Partnership or, if different, the Grantee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Award and legally applicable to the Grantee (“Tax-Related Items”), is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer.

(b)The Grantee acknowledges and agrees that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including, but not limited to, the grant, vesting or settlement of the Award or the subsequent disposition of any LTIP Units acquired pursuant to this Award; and (ii) do not commit to and are under no obligation to structure the terms of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(c)Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy any applicable withholding obligations for Tax-Related Items.  If such arrangements are not made by the Grantee by the date specified by the Company and communicated to the Grantee (and in no event less than 30 days prior to the Vesting Date or if the Vesting Date is the Grant Effective Date, no later than the Grant Effective Date), the Grantee authorizes the Company or its agent to satisfy any applicable withholding obligations with regard to all Tax-Related Items by deducting such amounts from any cash payments to be made to the Grantee hereunder or withholding in LTIP Units to be issued hereunder (or, if applicable, any Common Units into which the LTIP Units are converted or shares of Stock issued in redemption of such Common Units).

(d)The Company may withhold or account for Tax-Related Items by considering the amount that is required by law to be withheld or such other amount determined by the Company or an affiliate that is not prohibited by law but in no event more than the maximum U.S. federal, state, local or foreign taxes, as applicable (including social insurance tax or contributions obligations, if any).  In the event of under-withholding, the Grantee may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its designated affiliate.  If the obligation for Tax-Related Items is satisfied by withholding in LTIP Units (or other securities pursuant to paragraph (c)), for tax purposes, the Grantee is deemed to have been issued the full number of vested Award LTIP Units (or other applicable securities), notwithstanding that a number of the LTIP Units (or other applicable securities) are held back solely for the purpose of paying the Tax-Related Items.

(e)Finally, the Grantee agrees to pay to the Company or the Employer, including through withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the LTIP Units issuable upon vesting of the Award LTIP Units, or the proceeds of the disposition thereof, if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.

10.Amendment; Modification.  This Agreement may only be modified or amended in a writing signed by the parties hereto, provided that the Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 7 of the Plan, and that this Agreement may be amended or canceled by the Committee, on behalf of the Company and the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, so long as no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent.  No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by the parties which are not set forth expressly in this Agreement.  The failure of the Grantee or the Company or the Partnership to insist upon strict compliance with any provision of this Agreement, or to assert any right the Grantee or the Company or the Partnership, respectively, may have under this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

11.Change in Control.

(a)In the event that a Change in Control occurs prior to the Vesting Date, prior to the date on which any applicable Award LTIP Units have otherwise been forfeited, and prior to the Grantee’s Termination Date, and either (i) the Grantee’s Termination Date occurs on or within twenty-four (24) months following the Change in Control due to termination by the Company or the successor to the Company or a Related Company which is the Grantee’s employer for reasons other than Cause or (ii) the Plan is terminated by the Company or its successor upon or following a Change in Control without provision for the continuation of this Award to the extent then unvested and outstanding,  then the Award LTIP Units (or to the extent applicable such other award, security or right to payment into which such Award LTIP Units converted in connection with the Change in Control, as determined by the parties to such Change in Control) to the extent they have not otherwise cancelled or forfeited, shall immediately vest and the date of the vesting shall be the “Vesting Date.” Any Award LTIP Units that vest pursuant to this paragraph (a) shall be paid in accordance with the terms and conditions of this Agreement and the terms and conditions of the Plan.

(b)For purposes of this Section 11, the Grantee’s Termination Date shall be deemed to have occurred on account of termination by the Company or its successor (or a Related Company) for reasons other than for Cause if the Grantee terminates employment after, absent the written consent of the Grantee, (i) a substantial adverse alteration in the nature of the Grantee’s status or responsibilities from those in effect immediately prior to the Change in Control, or (ii) a material reduction in the Grantee’s annual base salary and target bonus, if any, as in effect immediately prior to the Change in Control.  In any event, if, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 4 of the Plan (or a successor provision), and immediately following the Change in Control, the Grantee becomes employed by the entity into which the Company merged, or the purchaser of substantially all of the assets of the Company, or a successor to such entity or purchaser, the Grantee shall not be treated as having terminated employment for purposes of this Section 11 until such time as the Grantee ceases to be an employee and/or ceases to provide services to the merged entity or purchaser (or successor), as applicable.

(c)Notwithstanding the foregoing, unless otherwise provided in the Plan or by the Company in its discretion, the Award LTIP Units and the benefits evidenced by this Agreement do not create any entitlement to have the Award LTIP Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock or the equity securities of the Partnership.

12.Complete Agreement.  This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

13.Investment Representation; Registration.  The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Date of Agreement and as of the Grant Effective Date.  All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee.  The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false.  The Partnership will have no obligation to register under the Securities Act any of the Award LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited partnership interests of the Partnership or shares of Stock.

14.No Obligation to Continue Employment or Other Service Relationship.  Neither the Company nor any Related Company is obligated by or as a result of the Plan, or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate its service relationship with the Grantee or the employment of the Grantee at any time.

15.No Limit on Other Compensation Arrangements.  Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

16.Status of Award LTIP Units under the Plan.  The Award LTIP Units are both issued as equity securities of the Partnership and granted as a “Full Value Award” under the Plan.  The Company will have the right at its option, as set forth in the Partnership Agreement, to issue shares of Stock in exchange for partnership units into which Award LTIP Units may have been converted pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such Stock, if issued, will be issued under the Plan.  The Grantee acknowledges that the Grantee will have no right to approve or disapprove such election by the Company.

17.Severability.  If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Award LTIP Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

18.Section 409A. If any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company shall, in consultation with the Grantee, modify the Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Grantee.

19.Law Governing.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

20.Headings.  Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference.  Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

21.Notices.  Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

22.Counterparts.  This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

23.Successors and Assigns.  The rights and obligations created hereunder shall be binding on the Grantee and his heirs and legal representatives and on the successors and assigns of the Partnership.

24.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company and its agents may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement.

25.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the LTIP Units by electronic means or request the Grantee’s consent to participate in the Plan by electronic means.  In consideration of receiving this Award and accepting the benefits hereof, the Grantee consents to receive such documents by electronic delivery and, to the extent determined by the Company, any participation by the Grantee in the Plan shall be through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.  The Grantee’s signature or acceptance of this Agreement is not required to make this Agreement enforceable except to the extent required by law.  In consideration of accepting the benefits of this Award, the Grantee agrees to all of the terms and conditions of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Award to be executed on the [__] day of [______], 20_____.

PROLOGIS, inc.

By:

        Name:

        Title:

Prologis, L.P.

By: prologis, INc.,

Its General Partner

By:

        Name:

        Title:

Grantee

Name:

Address:

EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee, desiring to become one of the within named Limited Partners of Prologis, L.P., hereby becomes a party to the Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P., as amended through the date hereof (the “Partnership Agreement”).

The Grantee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as the Grantee’s true and lawful agent and attorney-in-fact, with full power and authority in the Grantee’s name, place and stead to carry out all acts described in Section 2.4.A(i) and (ii) of the Partnership Agreement, such power of attorney to be irrevocable and a power coupled with an interest pursuant to Section 2.4.B of the Partnership Agreement.

The Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

Signature Line for Grantee:

Name: _________________
Date: __________________

Address of Grantee:

______________________________

EXHIBIT B

PROLOGIS, INC.

2020 LONG-TERM INCENTIVE PLAN

BONUS EXCHANGE LTIP UNIT AWARD NOTICE

Name of the Grantee: [___________________] (the “Grantee”)

No. of LTIP Units Awarded: [______________]

Grant Effective Date:

Date of Agreement:

The Grantee is a party to a Bonus Exchange LTIP Unit Award agreement dated as of the Date of Agreement set forth above (the “Agreement”) and such Agreement has not been terminated or otherwise rendered without force and effect.

Pursuant to the Limited Partnership Agreement (as amended and supplemented from time to time, the “Partnership Agreement”) of Prologis, L.P., Prologis, Inc. (“Prologis”) as general partner of Prologis, L.P. (the “Partnership”) and the Compensation Committee of the Board of Directors of Prologis pursuant to its authority under the Prologis, Inc. 2020 Long-Term Incentive Plan (as amended and supplemented from time to time, the “Plan”), has granted to the Grantee a Full Value Award under the Plan  in the form of, and by causing the Partnership to issue to the Grantee, the number of LTIP Units (as defined in the Partnership Agreement) set forth above having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth in the Agreement and in the Partnership Agreement.

Subject to terms of the Agreement and the Plan, the Award LTIP Units will vest as to the number of Award LTIP Units, and on the dates, set forth below:

Incremental Number of Award LTIP Units Vested	Vesting Date
_____________	________, 20[__]
_____________	________, 20[__]
_____________	________, 20[__]

This Bonus Exchange LTIP Unit Award Notice forms part of the Agreement as of the Grant Effective Date.

As set forth in the Agreement, the Grantee will make an 83(b) Election, substantially in the form included on the following pages, to include in gross income in the year of transfer the value of the unvested Award LTIP Units hereunder pursuant to and in accordance with the requirements of Section 83(b) of the Code.

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF

TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)

OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations Section 1.83-2 promulgated thereunder to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.	The name, address and taxpayer identification number of the undersigned are:

Name: (the “Taxpayer”)

Address:

Social Security No./Taxpayer Identification No.:

Taxable Year: Calendar Year 20[_____].

2.	Description of property with respect to which the election is being made:

The election is being made with respect to [] LTIP Units in Prologis, L.P. (the “Partnership”).

3.	The date on which the LTIP Units were transferred is []. [No earlier than Grant Effective Date]

The taxable year to which this election relates is calendar year 20 [_____].

4.	Nature of restrictions to which the LTIP Units are subject:
(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.
(b)	The Taxpayer’s LTIP Units are subject to risk of forfeiture upon termination of the Taxpayer’s service relationship prior to vesting.
5.

The fair market value at time of transfer (determined without regard to any restrictions other than a nonlapse restriction as defined in Treasury Regulations Section 1.83-3(h)) of the of the LTIP Units with respect to which this election is being made was $0.01 per LTIP Unit.

6.	The amount paid by the Taxpayer for the LTIP Units was $0.01 per LTIP Unit.
7.	The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. The undersigned is the person performing the services in connection with which the property was transferred.

Dated:  [_______], 20 [__]

Name:

EXHIBIT C

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

(a)The Grantee has received through access to the Company’s filings with the Security and Exchange Commission and has had an opportunity to review the following documents (the “Background Documents”):

(i)The latest Annual Report to Stockholders that has been provided to stockholders;

(ii)The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;

(iii)The Company’s Report on Form 10-K for the fiscal year most recently ended;

(iv)The Company’s Form 10-Q for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iv) above;

(v)Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;

(vi)The Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P., as then amended;

(vii)The Company’s 2020 Long-Term Incentive Plan; and

(viii)The Company’s Articles of Incorporation, as then amended.

The Grantee also acknowledges that in the event the Company may deliver any of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Grantee as a holder of Award LTIP Units shall not constitute an offer of Award LTIP Units until such determination of suitability shall be made.

(b)The Grantee hereby represents and warrants that

(i)The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership (“Common Units”) and the potential redemption of such Common Units for shares of Stock (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her interests, and (III) is capable of bearing the economic risk of such investment.

(ii)The Grantee understands that (A) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks.  The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents).  The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee.  The Grantee confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee.  The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units.  The Grantee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Grantee by the Partnership or the Company.  The Grantee did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee’s receipt of LTIP Units.

(iii)The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

(iv)The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has filed an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares.  The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement and this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

(v)The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

(vi)No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in this Paragraph (b).

(c)So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

(d)The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached to this Agreement as Exhibit B.  The

Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee’s behalf) within thirty (30) days after the Grant Effective Date of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns.

(e)The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee as of the Date of Agreement and as of the Grant Effective Date. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false.  In particular, in the event there are any changes in the foregoing representations between the Date of Agreement and the Grant Effective Date, the Grantee shall immediately notify the Partnership.